DEAN WITTER AMERICAN VALUE FUND               Two World Trade Center, New York,
                                                                 New York 10048

LETTER TO THE SHAREHOLDERS June 30, 1997

DEAR SHAREHOLDER:

A sustained economic expansion accompanied by low levels of inflation, continues to drive the stock market to record levels. Through the first half of 1997, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) recorded a total return of 20.62 percent, versus 12.94 percent for Dean Witter American Value Fund and 14.28 percent for the average growth fund, as measured by Lipper Analytical Services, Inc.

MARKET LEADERSHIP REVIEW

Year-to-date, the S&P 500 has, by and large, outpaced most equity fund managers. Market leadership has been concentrated in the 50 largest stocks. As a result, valuations in these blue-chip issues have been bid up significantly. In a market environment like this, many portfolio managers prudently diversify their holdings in an effort to reduce risk and enhance liquidity. In the current environment of narrow market leadership, many managers have been able to produce strong returns, but have still lagged the S&P 500.

Investors historically gravitate toward large stocks during periods of economic or earnings uncertainty. Indeed, as evidence mounted during the first quarter that the Federal Reserve Board would tighten rates in order to restrain economic growth, investors rotated out of small- and mid-sized issues, flocking into the stocks of large, well-known companies. Economic growth did slow significantly in the second quarter and earnings for some companies may run short of expectations. However, leading economic indicators suggest that the third quarter may show a pickup in activity. Should economic growth rebound as we expect it will, market leadership should broaden as investor confidence in the earnings of a wider array of companies builds. Typically, portfolio managers outpace the market indices during periods of broad market participation.

In addition, the valuation gap between large and small stocks has become quite striking. As this gap narrows, the prices of small- and mid-sized stocks are expected to make a significant move upward.

DEAN WITTER AMERICAN VALUE FUND

LETTER TO THE SHAREHOLDERS June, 30, 1997 (unaudited) continued

POSITIONING THE FUND'S PORTFOLIO

We continue to maintain a very diversified portfolio, both in terms of industries and market capitalization. On the industry front, the Fund has a slight tilt toward economically sensitive groups. The economic expansion is expected to continue into 1998, with wide-ranging strength across the economy and little in the way of capacity bottlenecks or excess inventories.

At approximately 23 percent of net assets, technology continues to represent an important portfolio commitment. Driven by the need to be the low-cost producer in a competitive global environment, demand for technology is expected to rebound by the fall, which is typically the strongest seasonal period for this sector. With real wages rising ahead of inflation and unemployment at its lowest level in several decades, retailers (approximately six percent of the Fund's net assets) are expected to experience stronger relative earnings. Cyclical industries, which we believe also have secular strength include energy (approximately seven percent of net assets), agriculture (five percent of net assets) and aerospace (four percent of net assets), which all should benefit from increased exports to newly industrialized countries with developing middle classes.

Similarly, we believe global consumer-brand companies will continue to excel as they too take advantage of growing markets abroad. The Fund maintains a commitment of approximately 9 percent here. Health care companies with proprietary products, including drug, medical device and biotechnology companies, are expected to continue to outpace general corporate earnings growth and represent more than 11 percent of the Fund's net assets. While we believe the economy will continue to expand, inflation is expected to remain dormant. As a result, the secular trends of deregulation and consolidation should continue to lift stocks in the financial sector, which represents approximately 16 percent of the Fund's net assets.

The Fund is also diversified in terms of market capitalization, although the portfolio maintains a tilt toward larger-capitalization issues. As of June 30, 1997, large-cap issues represented approximately 65 percent of the stock portfolio and mid-sized companies, approximately 35 percent.

LOOKING AHEAD

As described earlier, given an anticipated rebound in the economy and an expansion of the valuation gap between large and smaller issues, it is expected that market leadership will broaden going forward. However, large-cap issues are expected to continue to participate given their greater exposure to faster-growing countries abroad and the rising importance of economies of scale. Further, we believe that the

DEAN WITTER AMERICAN VALUE FUND

LETTER TO THE SHAREHOLDERS June, 30, 1997 (unaudited) continued

Fund's consistent long-term approach of industry-focused investing and diversification across large and mid-sized companies will continue to serve the Fund well.

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion occurred on July 28, 1997. Existing shares purchased with a front-end sales charge prior to April 30, 1984 were designated Class D. Existing shares purchased with a contingent deferred sales charge after April 30, 1984 were designated Class B. A revised prospectus, which includes complete details regarding this change, was mailed with your June 1997 statement.

We appreciate your ongoing support of Dean Witter American Value Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER AMERICAN VALUE FUND

RESULTS OF SPECIAL MEETING (unaudited)

                             *         *         *

On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

             For......................................................................  54,895,721
             Against..................................................................   1,214,566
             Abstain..................................................................   5,658,779

(2) ELECTION OF TRUSTEES:

Michael Bozic
For....................  57,911,290
Withheld...............   3,857,776

Charles A. Fiumefreddo
For....................  57,979,561
Withheld...............   3,789,505

Edwin J. Garn
For....................  57,998,748
Withheld...............   3,770,318

John R. Haire
For....................  57,829,120
Withheld...............   3,939,946

Wayne E. Hedien
For....................  57,950,058
Withheld...............   3,819,008

Dr. Manuel H. Johnson
For....................  58,010,171
Withheld...............   3,758,895

Michael E. Nugent
For....................  58,073,384
Withheld...............   3,695,682

Philip J. Purcell
For....................  58,064,396
Withheld...............   3,704,670

John L. Schroeder
For....................  57,969,890
Withheld...............   3,799,176

(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

             For......................................................................  52,626,594
             Against..................................................................   2,428,730
             Abstain..................................................................   6,713,742

(4) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

             For......................................................................  56,133,397
             Against..................................................................     937,519
             Abstain..................................................................   4,698,150

DEAN WITTER AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited)

NUMBER OF
 SHARES                                          VALUE
-----------------------------------------------------------
              COMMON STOCKS (95.2%)
              Agriculture Related (4.8%)
  301,000     Case Corp. ................    $   20,731,375
  448,500     Deere & Co. ...............        24,611,437
  417,500     Dekalb Genetics Corp.
               (Class B).................        33,295,625
  500,000     Delta & Pine Land Co. .....        17,812,500
  830,000     Monsanto Co. ..............        35,741,875
  458,700     Pioneer Hi-Bred
               International, Inc. ......        36,696,000
                                               ------------
                                                168,888,812
                                               ------------
              Apparel & Footwear (0.2%)
  200,000     Westpoint Stevens, Inc.*...         7,800,000
                                               ------------

              Banks (6.0%)
  650,000     Bank of New York Co.,
               Inc. .....................        28,275,000
  520,000     BankAmerica Corp. .........        33,572,500
  432,000     Barnett Banks, Inc. .......        22,680,000
  495,000     Fleet Financial Group,
               Inc. .....................        31,308,750
  830,000     Mellon Bank Corp. .........        37,453,750
  500,000     NationsBank Corp. .........        32,250,000
  114,000     State Street Corp. ........         5,272,500
  325,000     Washington Mutual, Inc. ...        19,418,750
                                               ------------
                                                210,231,250
                                               ------------
              Basic Cyclicals (0.9%)
  260,000     Crompton & Knowles
               Corp. ....................         5,785,000
  119,000     Fuller (H.B.) Co. .........         6,545,000
  250,000     Reynolds Metals Co. .......        17,812,500
                                               ------------
                                                 30,142,500
                                               ------------
              Biotechnology (2.2%)
1,227,000     Biochem Pharma, Inc.*......        27,147,375
  950,000     Centocor, Inc.*............        29,450,000
  290,000     Gilead Sciences, Inc.*.....         8,011,250
  300,000     Vertex Pharmaceuticals,
               Inc.*.....................        11,400,000
                                               ------------
                                                 76,008,625
                                               ------------
              Capital Goods (4.7%)
  150,000     Aeroquip-Vickers, Inc. ....         7,087,500
  270,000     Boeing Co. ................        14,326,875
   67,900     Caterpillar, Inc. .........         7,290,762
  215,000     Crane Co. .................         8,989,687
  420,000     General Electric Co. ......        27,457,500
  330,000     Honeywell, Inc. ...........        25,038,750
   60,000     Ingersoll-Rand Co. ........         3,705,000
  230,000     McDonnell Douglas Corp. ...        15,755,000
  120,000     Parker-Hannifin Corp. .....         7,282,500
  160,000     Sundstrand Corp. ..........         8,930,000
  150,000     Timken Co. ................         5,334,375

NUMBER OF
 SHARES                                          VALUE
-----------------------------------------------------------
  140,000     Tyco International Ltd. ...    $    9,738,750
  300,000     United Technologies
               Corp. ....................        24,900,000
                                               ------------
                                                165,836,699
                                               ------------
              Communications Equipment (6.5%)
  125,000     Advanced Fibre
               Communications, Inc.*.....         7,554,687
  900,000     Bay Networks, Inc.*........        23,906,250
  630,000     Brightpoint, Inc.*.........        20,514,375
  120,000     CIENA Corp.*...............         5,647,500
  195,000     Cisco Systems, Inc.*.......        13,089,375
  930,000     Ericsson (L.M.) Telephone
               Co. (Class B) (ADR)
               (Sweden)..................        36,618,750
  590,000     Lucent Technologies
               Inc. .....................        42,516,875
  550,000     Newbridge Networks Corp.*
               (Canada)..................        23,925,000
  395,000     Northern Telecom Ltd.
               (Canada)..................        35,945,000
  308,000     Tellabs, Inc.*.............        17,171,000
                                               ------------
                                                226,888,812
                                               ------------
              Computer Equipment (1.6%)
  100,000     Dell Computer Corp.*.......        11,737,500
  950,000     EMC Corp.*.................        37,050,000
  100,000     SCI Systems, Inc.*.........         6,375,000
                                               ------------
                                                 55,162,500
                                               ------------
              Computer Services (0.6%)
  150,000     HNC Software, Inc.*........         5,700,000
  300,000     Paychex, Inc. .............        11,512,500
   59,000     Transaction Systems
               Architects, Inc. (Class
               A)*.......................         2,020,750
                                               ------------
                                                 19,233,250
                                               ------------
              Computer Software (3.3%)
  200,000     BMC Software, Inc.*........        11,075,000
  300,000     Computer Associates
               International, Inc. ......        16,706,250
  300,000     Compuware Corp.*...........        14,325,000
  260,000     Microsoft Corp.*...........        32,873,750
  380,000     Oracle Corp.*..............        19,118,750
  150,000     Peoplesoft, Inc.*..........         7,912,500
  250,000     Veritas Software Corp.*....        12,500,000
                                               ------------
                                                114,511,250
                                               ------------
              Construction (1.4%)
  450,000     American Standard
               Companies, Inc.*..........        20,137,500
   82,100     Knoll, Inc.*...............         1,949,875
  350,000     Masco Corp. ...............        14,612,500
  350,000     Miller (Herman), Inc. .....        12,512,500
                                               ------------
                                                 49,212,375
                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited) continued

NUMBER OF
 SHARES                                          VALUE
-----------------------------------------------------------
              Consumer - Noncyclical (5.4%)
 385,000      Alberto-Culver Co.
               (Class B).................    $   10,780,000
 190,000      Avon Products, Inc. .......        13,406,875
 370,000      Coca Cola Co. .............        24,975,000
 610,000      Colgate-Palmolive Co. .....        39,802,500
 304,300      Heinz (H.J.) Co. ..........        14,035,837
 430,000      PanAmerican Beverages, Inc.
               (Class A) (Mexico)........        14,136,250
 500,000      PepsiCo, Inc. .............        18,781,250
 230,000      Procter & Gamble Co. ......        32,487,500
 550,000      Sunbeam Corporation........        20,762,500
                                               ------------
                                                189,167,712
                                               ------------
              Consumer Business Services (2.7%)
 500,000      Allied Waste Industries,
               Inc.*.....................         8,500,000
 303,000      Apollo Group, Inc. (Class
               A)*.......................        10,680,750
 780,000      Browning-Ferris Industries,
               Inc. .....................        25,935,000
 350,000      Corrections Corp. of
               America*..................        13,912,500
 815,000      Service Corp.
               International.............        26,793,125
 225,000      U.S.A. Waste Services,
               Inc.*.....................         8,690,625
                                               ------------
                                                 94,512,000
                                               ------------
              Consumer Products (3.6%)
 300,000      Callaway Golf Co. .........        10,650,000
 400,000      CVS Corp. .................        20,500,000
 195,000      Philips Electronics NV
               (Netherlands).............        13,959,776
 310,000      Philips Electronics NV
               (Netherlands).............        22,281,250
 350,900      Rite Aid Corp. ............        17,501,137
 230,000      Samsonite Corp.*...........        10,148,750
 106,000      Sony Corp. (Japan).........         9,240,314
 260,000      Sony Corp. (ADR) (Japan)...        22,880,000
                                               ------------
                                                127,161,227
                                               ------------
              Drugs (5.1%)
 425,000      Bristol-Myers Squibb
               Co. ......................        34,425,000
 232,000      Dura Pharmaceuticals,
               Inc.*.....................         9,222,000
 320,000      Lilly (Eli) & Co. .........        34,980,000
  21,500      Novartis (Switzerland).....        34,347,023
 250,000      Pfizer, Inc. ..............        29,875,000
 280,000      Warner-Lambert Co. ........        34,790,000
                                               ------------
                                                177,639,023
                                               ------------
              Energy (6.2%)
 660,000      Baker Hughes, Inc. ........        25,533,750
 100,800      BJ Services Co.*...........         5,405,400
 660,000      Cooper Cameron Corp.*......        30,855,000
 155,000      Diamond Offshore Drilling,
               Inc. .....................        12,109,375

NUMBER OF
 SHARES                                          VALUE
-----------------------------------------------------------
 200,000      Dresser Industries,
               Inc. .....................    $    7,450,000
 300,000      EVI, Inc. .................        12,600,000
 260,000      Falcon Drilling Company,
               Inc.*.....................        14,982,500
 380,000      Halliburton Co. ...........        30,115,000
 200,000      Halter Marine Group,
               Inc.*.....................         4,800,000
 326,200      Santa Fe International
               Corp.*....................        11,090,800
 360,000      Schlumberger, Ltd. ........        45,000,000
 260,000      Smith International,
               Inc.*.....................        15,795,000
                                               ------------
                                                215,736,825
                                               ------------
              Financial - Miscellaneous (6.0%)
 515,000      American Express Co........        38,367,500
 850,000      Hambrecht & Quist Group*...        27,837,500
1,220,000     Lehman Brothers Holdings,
               Inc. .....................        49,410,000
 770,000      Merrill Lynch & Co.,
               Inc. .....................        45,911,250
 600,000      Paine Webber Group,
               Inc. .....................        21,000,000
  70,700      Price (T.) Rowe Associates,
               Inc. .....................         3,649,887
 410,000      Salomon, Inc. .............        22,806,250
                                               ------------
                                                208,982,387
                                               ------------
              Healthcare Products & Services (2.7%)
 150,000      HBO & Co. .................        10,331,250
  63,000      Health Care & Retirement
               Corp.*....................         2,102,625
1,100,000     Health Management
               Associates, Inc. (Class
               A)*.......................        31,350,000
1,400,000     Heathsouth Corp.*..........        34,912,500
 288,000      Tenet Healthcare Corp.*....         8,514,000
 150,000      Vencor, Inc.*..............         6,337,500
                                               ------------
                                                 93,547,875
                                               ------------
              Hotels/Motels (0.7%)
 300,000      HFS, Inc.*.................        17,400,000
 376,800      Host Marriott Corp.*.......         6,711,750
                                               ------------
                                                 24,111,750
                                               ------------
              Insurance (4.2%)
 312,000      Allstate Corp. ............        22,776,000
 250,000      Conseco Inc. ..............         9,250,000
 400,000      Equitable Companies,
               Inc. .....................        13,300,000
 300,000      Hartford Financial Services
               Group Inc. ...............        24,825,000
 304,970      Marsh & McLennan Companies,
               Inc. .....................        21,767,234
 256,800      Nationwide Financial
               Services, Inc. (Class
               A)........................         6,821,250
 300,000      St. Paul Companies,
               Inc. .....................        22,875,000
 134,600      SunAmerica Inc. ...........         6,561,750
 300,000      Travelers Group, Inc. .....        18,918,750
                                               ------------
                                                147,094,984
                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited) continued

NUMBER OF
 SHARES                                          VALUE
-----------------------------------------------------------
              Internet (1.1%)
  650,000     America Online, Inc.*......    $   36,156,250
  100,000     E*TRADE Group, Inc.*.......         1,956,250
                                               ------------
                                                 38,112,500
                                               ------------
              Media Group (5.2%)
  473,400     Clear Channel
               Communications, Inc.*.....        29,114,100
  450,000     Cox Communications, Inc.
               (Class A)*................        10,800,000
  455,000     Evergreen Media Corp.
               (Class A)*................        20,247,500
  120,000     Gannett Co., Inc. .........        11,850,000
  225,000     Jacor Communications,
               Inc.*.....................         8,620,312
  400,000     Outdoor Systems, Inc.*.....        15,200,000
  700,000     Time Warner, Inc. .........        33,775,000
  300,600     Univision Communications,
               Inc. (Class A)*...........        11,760,975
  160,000     Valassis Communications,
               Inc.*.....................         3,840,000
1,580,000     Westinghouse Electric
               Corp. ....................        36,537,500
                                               ------------
                                                181,745,387
                                               ------------
              Medical Supplies (1.1%)
  440,000     Guidant Corp. .............        37,400,000
                                               ------------
              Retail (6.0%)
  200,500     Barnes & Noble, Inc.*......         8,621,500
  990,000     Costco Companies Inc.*.....        32,546,250
  785,000     Dayton-Hudson Corp. .......        41,752,188
  322,000     Dollar General Corp. ......        12,075,000
  470,000     General Nutrition
               Companies, Inc.*..........        13,101,250
  520,000     Home Depot, Inc. ..........        35,847,500
1,360,000     Kmart Corp.*...............        16,660,000
   88,400     Polo Ralph Lauren Corp.*...         2,419,950
  236,500     Ross Stores, Inc. .........         7,715,813
  100,000     Tiffany & Co. .............         4,618,750
1,050,000     Wal-Mart Stores, Inc. .....        35,503,125
                                               ------------
                                                210,861,326
                                               ------------
              Semiconductor Capital Equipment (3.6%)
  580,000     Applied Materials, Inc.*...        41,035,000
   38,000     DuPont Photomasks, Inc.*...         2,049,625
  225,000     Etec Systems, Inc.*........         9,632,813
  710,000     KLA-Tencor Corp.*..........        34,612,500
  400,000     PRI Automation, Inc.*......        15,150,000
  550,000     Teradyne, Inc.*............        21,587,500
                                               ------------
                                                124,067,438
                                               ------------
NUMBER OF
 SHARES                                          VALUE
-----------------------------------------------------------
              Semiconductors (5.9%)
1,275,000     Analog Devices, Inc.*......    $   33,867,188
  365,000     Lattice Semiconductor
               Corp.*....................        20,576,875
  586,000     Linear Technology Corp. ...        30,252,250
  680,000     LSI Logic Corp.*...........        21,760,000
  600,000     Maxim Integrated Products,
               Inc.*.....................        34,050,000
  118,000     MEMC Electronic Materials,
               Inc.*.....................         3,864,500
  150,000     Micrel, Inc.*..............         7,575,000
  400,000     Micron Technology, Inc.*...        15,975,000
  375,000     Texas Instruments, Inc. ...        31,523,438
  230,000     Vitesse Semiconductor
               Corp.*....................         7,503,750
                                               ------------
                                                206,948,001
                                               ------------
              Telecommunications (0.7%)
  225,000     Corning, Inc. .............        12,515,625
  400,000     WorldCom, Inc.*............        12,775,000
                                               ------------
                                                 25,290,625
                                               ------------
              Transportation (2.8%)
  200,000     Cummins Engine Co., Inc....        14,112,500
  210,000     Eaton Corp. ...............        18,335,625
   50,100     Knightsbridge Tankers
               Ltd. .....................         1,258,763
  840,000     OMI Corp.*.................         8,032,500
  300,000     PACCAR, Inc. ..............        13,912,500
  136,500     Ryanair Holdings PLC (ADR)*
               (Ireland).................         3,668,438
  400,000     Ryder System, Inc. ........        13,200,000
  245,000     Teekay Shipping Corp. .....         8,467,813
  553,625     US Airways Group Inc.*.....        17,500,536
                                               ------------
                                                 98,488,675
                                               ------------

              TOTAL COMMON STOCKS
               (Identified Cost
               $2,897,461,600)...........     3,324,783,808
                                               ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
              SHORT-TERM INVESTMENTS (3.6%)
              U.S. GOVERNMENT AGENCY (a) (3.3%)
$114,000      Federal Home Loan Mortgage
               Corp. 6.00% due 07/01/97
               (Amortized Cost
               $114,000,000).............       114,000,000
                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND

PORTFOLIO OF INVESTMENTS June 30, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                        VALUE
-----------------------------------------------------------
              REPURCHASE AGREEMENT (0.3%)
$ 11,671      The Bank of New York 5.75%
               due 07/01/97 (dated
               06/30/97; proceeds
               $11,673,329,
               collateralized by
               $2,028,955 U.S. Treasury
               Note 6.25% due 03/31/99
               valued at $2,067,141,
               $7,843,000 U.S. Treasury
               Note 6.625% due 05/15/07
               valued at $7,963,094 and
               $1,701,375 U.S. Treasury
               Note 8.75% due 08/15/00
               valued at $1,874,658)
               (Identified Cost $11,671,464)... $   11,671,464
                                                --------------
              TOTAL SHORT-TERM INVESTMENTS
              (Identified Cost $125,671,464)...    125,671,464
                                                --------------


TOTAL INVESTMENTS
(Identified Cost $3,023,133,064)
(b)................................ 98.8%        3,450,455,272


OTHER ASSETS IN EXCESS
OF LIABILITIES....................   1.2            40,391,883
                                    ----        --------------


NET ASSETS.......................  100.0%       $3,490,847,155
                                   =====        ==============


---------------------
ADR    American Depository Receipt.
 *     Non-income producing security.
 (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
 (b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $456,436,232 and the aggregate gross unrealized depreciation is $29,114,024, resulting in net unrealized appreciation of $427,322,208.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1997:

 CONTRACTS        IN EXCHANGE      DELIVERY      UNREALIZED
 TO DELIVER           FOR            DATE       DEPRECIATION
------------------------------------------------------------
 $7,750,300     CHF 11,185,232     07/01/97       $(94,425)
                                                  ========

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $3,023,133,064)...................................    $3,450,455,272
Receivable for:
    Investments sold................................................        88,708,435
    Shares of beneficial interest sold..............................         3,305,333
    Dividends.......................................................         1,612,971
Prepaid expenses and other assets...................................           177,111
                                                                        --------------

    TOTAL ASSETS....................................................     3,544,259,122
                                                                        --------------

LIABILITIES:
Payable for:
    Investments purchased...........................................        40,375,927
    Shares of beneficial interest repurchased.......................         2,560,800
    Plan of distribution fee........................................         2,528,898
    Investment management fee.......................................         1,478,158
    Distributions to shareholders...................................           707,469
Payable to bank.....................................................         5,374,917
Accrued expenses and other payables.................................           385,798
                                                                        --------------

    TOTAL LIABILITIES...............................................        53,411,967
                                                                        --------------

NET ASSETS:
Paid-in-capital.....................................................     2,829,267,729
Net unrealized appreciation.........................................       427,322,208
Accumulated net investment loss.....................................        (4,406,482)
Accumulated undistributed net realized gain.........................       238,663,700
                                                                        --------------

    NET ASSETS......................................................    $3,490,847,155
                                                                        ==============

NET ASSET VALUE PER SHARE,
 118,749,703 shares outstanding
 (unlimited shares authorized of $.01 par value)....................            $29.40
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (unaudited)

NET INVESTMENT INCOME:

INCOME
Dividends (net of $92,924 foreign withholding tax)....................    $ 13,718,471
Interest..............................................................       6,494,103
                                                                          ------------

    TOTAL INCOME......................................................      20,212,574
                                                                          ------------

EXPENSES
Plan of distribution fee..............................................      14,334,276
Investment management fee.............................................       8,230,124
Transfer agent fees and expenses......................................       1,667,802
Custodian fees........................................................         113,443
Shareholder reports and notices.......................................         102,863
Registration fees.....................................................          79,185
Professional fees.....................................................          23,248
Trustees' fees and expenses...........................................           8,878
Other.................................................................          15,980
                                                                          ------------

    TOTAL EXPENSES....................................................      24,575,799
                                                                          ------------

    NET INVESTMENT LOSS...............................................      (4,363,225)
                                                                          ------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain.....................................................     247,689,667
Net change in unrealized appreciation.................................     157,681,444
                                                                          ------------

    NET GAIN..........................................................     405,371,111
                                                                          ------------

NET INCREASE..........................................................    $401,007,886
                                                                          ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX         FOR THE YEAR
                                                        MONTHS ENDED            ENDED
                                                       JUNE 30, 1997      DECEMBER 31, 1996
-------------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss................................    $   (4,363,225)     $    (9,041,376)
Net realized gain..................................       247,689,667          275,397,900
Net change in unrealized appreciation..............       157,681,444           13,163,448
                                                       --------------      ---------------

    NET INCREASE...................................       401,007,886          279,519,972
                                                       --------------      ---------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income..............................          --                 (1,126,313)
Net realized gain..................................      (125,860,009)        (299,891,577)
                                                       --------------      ---------------

    TOTAL..........................................      (125,860,009)        (301,017,890)
                                                       --------------      ---------------

Net increase from transactions in shares of
 beneficial interest...............................       116,848,795          731,461,022
                                                       --------------      ---------------

    NET INCREASE...................................       391,996,672          709,963,104

NET ASSETS:
Beginning of period................................     3,098,850,483        2,388,887,379
                                                       --------------      ---------------

    END OF PERIOD
    (Including net investment losses of
    $4,406,482 and $43,257, respectively)..........    $3,490,847,155      $ 3,098,850,483
                                                       ==============      ===============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter American Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth consistent with an effort to reduce volatility. The Fund seeks to achieve its objective by investing in a diversified portfolio of securities consisting principally of common stocks. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 30, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

DEAN WITTER AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued

the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $2.5 billion and 0.475% to the portion of daily net assets exceeding $2.5 billion. Effective May 1, 1997, the Agreement was amended to reduce the annual rate to 0.45% of the portion of daily net assets in excess of $3.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on April 30, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including, overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, total $71,404,758 at June 30, 1997.

DEAN WITTER AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued

The Distributor has informed the Fund that for the six months ended June 30, 1997, it received approximately $2,625,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 1997 aggregated $4,108,494,035 and $4,154,930,203, respectively. Included in the aforementioned are sales of U.S. Government securities of $123,721,798.

For the six months ended June 30, 1997, the Fund incurred $177,670 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

For the period May 31, 1997 through June 30, 1997, the Fund incurred brokerage commissions of $46,313 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At June 30, 1997, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co. Inc. of $9,277,858.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $223,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,631. At June 30, 1997, the Fund had an accrued pension liability of $41,149 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER AMERICAN VALUE FUND

NOTES TO FINANCIAL STATEMENTS June 30, 1997 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                     FOR THE SIX
                                                                     MONTHS ENDED                     FOR THE YEAR ENDED
                                                                    JUNE 30, 1997                      DECEMBER 31, 1996
                                                             ----------------------------        -----------------------------
                                                                     (unaudited)
                                                               SHARES           AMOUNT             SHARES           AMOUNT
                                                             -----------     ------------        -----------     -------------
Sold.....................................................     14,617,133     $416,781,695         36,925,212     $1,016,961,498
Reinvestment of dividends and distributions..............      4,103,868      119,709,830         10,599,054        286,147,878
                                                             -----------     ------------        -----------     --------------
                                                              18,721,001      536,491,525         47,524,266      1,303,109,376
Repurchased..............................................    (14,721,816)    (419,642,730)       (20,736,856)      (571,648,354)
                                                             -----------     ------------        -----------     --------------
Net increase.............................................      3,999,185     $116,848,795         26,787,410     $  731,461,022
                                                             ===========     ============        ===========     ==============

6. FEDERAL INCOME TAX STATUS

As of December 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

7. SUBSEQUENT EVENT

On June 30, 1997, the fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion occurred on July 28, 1997.

DEAN WITTER AMERICAN VALUE FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                FOR THE SIX
                                                                MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
                                                                  JUNE 30,         ----------------------------------------------
                                                                    1997               1996             1995             1994
---------------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 27.01              $ 27.16           $21.21           $23.10
                                                                   -------              -------           ------           ------
Net investment income (loss)................................         (0.04)               (0.08)            0.01               --
Net realized and unrealized gain (loss).....................          3.53                 2.86             8.87            (1.57)
                                                                   -------              -------           ------           ------
Total from investment operations............................          3.49                 2.78             8.88            (1.57)
                                                                   -------              -------           ------           ------
Less dividends and distributions from:
   Net investment income....................................            --                (0.01)              --               --
   Net realized gain........................................         (1.10)               (2.92)           (2.93)           (0.32)
                                                                   -------              -------           ------           ------
Total dividends and distributions...........................         (1.10)               (2.93)           (2.93)           (0.32)
                                                                   -------              -------           ------           ------
Net asset value, end of period..............................       $ 29.40              $ 27.01           $27.16           $21.21
                                                                   =======              =======           ======           ======
TOTAL INVESTMENT RETURN+....................................         12.94%(1)            10.53%           42.20%           (6.75)%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.50%(2)             1.53%            1.61%            1.71%
Net investment income (loss)................................         (0.27)%(2)           (0.33)%           0.06%            0.01%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions......................        $3,491               $3,099           $2,389           $1,490
Portfolio turnover rate.....................................           135%(1)              279%             256%             295%
Average commission rate paid................................       $0.0607              $0.0590               --               --



                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                ------------------------------
                                                                    1993              1992
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $20.93           $20.66
                                                                    ------           ------
Net investment income (loss)................................         (0.09)            0.03
Net realized and unrealized gain (loss).....................          3.94             0.71
                                                                    ------           ------
Total from investment operations............................          3.85             0.74
                                                                    ------           ------
Less dividends and distributions from:
   Net investment income....................................         (0.01)           (0.03)
   Net realized gain........................................         (1.67)           (0.44)
                                                                    ------           ------
Total dividends and distributions...........................         (1.68)           (0.47)
                                                                    ------           ------
Net asset value, end of period..............................        $23.10           $20.93
                                                                    ======           ======
TOTAL INVESTMENT RETURN+....................................         18.70%            3.84%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.61%            1.72%
Net investment income (loss)................................         (0.59)%           0.18%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions......................        $1,218             $459
Portfolio turnover rate.....................................           276%             305%
Average commission rate paid................................            --               --

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally)

                 (This page has been left blank intentionally)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Anita H. Kolleeny
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.





DEAN WITTER
AMERICAN
VALUE FUND
PHOTO


Semiannual Report
June 30, 1997